EXHIBIT 99.1




                                                Company Registration No. 2887429








       GUILDSOFT HOLDINGS LIMITED

       REPORT AND FINANCIAL STATEMENTS

       30 SEPTEMBER 1996








Deloitte & Touche
Queen Anne House
69-71 Queen Square
Bristol
BS1 4JP








                                                      GUILDSOFT HOLDINGS LIMITED




REPORT AND FINANCIAL STATEMENTS 1996


CONTENTS

                                                                        Page


Officers and professional advisers                                        1


Directors' report                                                         2


Statement of directors' responsibilities                                  3


Auditors' report to the members                                           4


Profit and loss account                                                   5


Balance sheet                                                             6


Notes to the accounts                                                     7










                                                      GUILDSOFT HOLDINGS LIMITED




REPORT AND FINANCIAL STATEMENTS 1996


OFFICERS AND PROFESSIONAL ADVISERS


DIRECTORS

J F Cave
S J Cave
M A Holman


SECRETARY

J F Cave


REGISTERED OFFICE

The Software Centre
East Way
Lee Mill Industrial Estate
Ivybridge
Nr Plymouth
PL21 9PE


BANKERS

Barclays Bank Plc
19 Princess Street
Plymouth
Devon
PL1 2HA


SOLICITORS

Foot and Bowden
70-76 North Hill
Plymouth
Devon
PL4 8HH


AUDITORS

Deloitte & Touche
Queen Anne House
69-71 Queen Square
Bristol
BS1 4JP


                                                                               1





                                                      GUILDSOFT HOLDINGS LIMITED




DIRECTORS' REPORT


The directors present their annual report and the audited financial statements for the year ended 30 September 1996.


ACTIVITIES

The principal activity of the company continues to be the letting of a commercial building. The principal activity of the subsidiary continues to be the import and sale of computer software.

DIRECTORS AND THEIR INTERESTS

The present membership of the Board is set out on page 1

The directors' beneficial interests in the ordinary shares of the company at 1 October 1995 and at 30 September 1996 were:

                                            1996          1995

J F Cave                                   1,000         1,000
S J Cave                                   1,000         1,000
M A Holman                                 1,000         1,000


AUDITORS

A resolution for the reappointment of Deloitte & Touche as auditors of the company is to be proposed at the forthcoming Annual General Meeting.

Advantage has been taken in the preparation of this report of the special exemptions applicable to small companies under Part II of Schedule 8 to the Companies Act 1985.


Approved by the Board of Directors
and signed on behalf of the Board



/S/ J F Cave

J F Cave
Secretary



                                                                               2







                                                      GUILDSOFT HOLDINGS LIMITED




STATEMENT OF DIRECTORS' RESPONSIBILITIES


Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company as at the end of the financial year and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to

 -       select suitable accounting policies and then apply them consistently;

 -       make judgements and estimates that are reasonable and prudent;

 - prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.


The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.







                                                                               3







DELOITTE &
    TOUCHE
----------           -----------------------------------------------------------
                     CHARTERED ACCOUNTANTS
                     Deloitte & Touche        Telephone: National 0117 921 1622
                     Queen Anne House         International +44 117 921 1622
                     69-71 Queen Square       Fax (Gp.3): 0117 929 2801
                     Bristol BS1 4JP




AUDITORS' REPORT TO THE MEMBERS OF

GUILDSOFT HOLDINGS LIMITED


We have audited the financial statements on pages 5 to 9 which have been prepared under the accounting policies set out on page 7.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As described on page 3 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 30 September 1996 and of its profit for the year then ended and have been properly prepared in accordance with the provisions of the Companies Act 1985 applicable to small companies.




/s/ Deloitte & Touche                                      17 December 1996

Chartered Accountants and
Registered Auditors



---------------          Aberdeen,   Bath,  Belfast,   Birmingham,   Bodmemouth,
DELOITTE TOUCHE          Bracknell, Bristol,   Cambridge,    Cardiff,   Crawley,
TOHMATSTI                Dartford,   Edinburgh,   Glasgow,   Leeds,   Leicaster,
INTERNATIONAL            Liverpool, London, Manchester, Milton Keynes, Newcastle
---------------          upon Tyne, Nottingham, St Albans and Southhampton.

                         Pricipal place of business at which a list of partners' names is availible: Stonecutter Court, 1 Stonecutter Street, London EC4A 4TR.

                         Authorized by the Institute of Chartered Accountants in England and Wales to carry on investment business.



                                                                               4







                                                      GUILDSOFT HOLDINGS LIMITED

PROFIT AND LOSS ACCOUNT
Year ended 30 September 1996



                                                                        Note              1996                 1995
                                                                                       (pound)              (pound)

TURNOVER: continuing operations                                                         43,666               49,203

Administrative expenses                                                                (13,128)             (10,722)
                                                                                        ------               ------

OPERATING PROFIT: continuing operations                                                 30,538               38,481

Income from fixed asset investments                                       2            163,275               37,500
Interest payable and similar charges                                                   (30,190)             (30,697)
                                                                                        ------               ------

PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION                             3            163,623               45,284

Tax on profit on ordinary activities                                                   (33,567)              (9,411)
                                                                                        ------               ------
PROFIT FOR THE FINANCIAL YEAR                                                          130,056               35,873

Dividends paid and proposed                                               4           (130,620)             (30,000)
                                                                                       -------              -------
Retained loss/profit for the financial year                                               (564)               5,873
                                                                                       =======              =======


There are no recognised gains or losses in the current and previous year other than those recognised in the profit and loss account and accordingly no statement of recognised gains and losses is required.




                                                                               5





                                                      GUILDSOFT HOLDINGS LIMITED




BALANCE SHEET
30 September 1996



                                                                         Note              1996          1995
                                                                                        (pound)       (pound)
FIXED ASSETS
Tangible assets                                                            5            319,550       322,775
Investments                                                                6              2,998         2,998
                                                                                        -------       -------
                                                                                        322,548       325,773
                                                                                        -------       -------
CURRENT ASSETS
Debtors: Amounts due from subsidiary                                                    115,620             -
Cash at bank and in hand                                                                  2,353         5,809
                                                                                        -------         -----
                                                                                        117,973         5,809
                                                                                        -------         -----
CREDITORS: amounts falling
 due within one year
Bank loans                                                                                5,200         5,021
Other creditors                                                                         192,770        63,246
Amounts due to subsidiary                                                                     -        15,000
                                                                                        -------        ------
                                                                                       (197,970)      (83,267)
                                                                                        -------        ------
NET CURRENT LIABILITIES                                                                 (79,997)      (77,458)
                                                                                       --------       -------

TOTAL ASSETS LESS CURRENT
 LIABILITIES                                                                            242,551       248,315

CREDITORS: amounts falling
 due after more than one year                                             7,8           234,180       239,380
                                                                                        -------       -------
                                                                                          8,371         8,935
                                                                                        =======       =======

CAPITAL AND RESERVES
Called up share capital                                                  9,10             3,000         3,000
Profit and loss account                                                                   5,371         5,935
                                                                                          -----         -----
TOTAL EQUITY SHAREHOLDERS' FUNDS                                          10              8,371         8,935
                                                                                          =====         =====



Advantage has been taken in the preparation of these accounts of the special exemptions available to small companies under Part 1 of schedule 8 to the Companies Act 1985. In the opinion of the directors of the company is entitled to these exemptions on the grounds that it has met the qualifications for a small company specified in sections 246 and 247 of the Companies Act 1985.

These financial statements were approved by the Directors on 11 December 1996

Signed on behalf of the Board of Directors


/s/ J F Cave

J F Cave
Director

                                                                               6



                                                      GUILDSOFT HOLDINGS LIMITED




NOTES TO THE ACCOUNTS
Year ended 30 September 1996

1.       ACCOUNTING POLICIES

         The particular accounting policies adopted are described below.

         Accounting convention

         The financial statements are prepared under the historical cost convention.

         Consolidation

         The company is exempt from preparing group accounts under section 248 of the Companies Act 1985 as the group qualifies as a small group. Accordingly the financial statements present information about the company not the group.

         Tangible fixed assets

         Depreciation is not provided on freehold land. On other assets it is provided on cost in equal annual instalments over the estimated lives of the assets. The rates of depreciation are as follows:

                Freehold buildings                        2% per annum
                Fixtures and fittings                10% straight line

         Investments

         Investments held as fixed assets are stated at cost less provision for permanent diminution in value.

         Deferred taxation

         Deferred taxation is provided at the anticipated tax rates on differences arising from the inclusion of items of income and expenditure in taxation computations in periods different from those in which they are included in the financial statements to the extent that it is probable that a liability or asset will crystallise in the future.

2.       INCOME FROM FIXED ASSET INVESTMENTS


                                                                                                 1996          1995
                                                                                              (pound)       (pound)

         Income from unlisted fixed asset investments                                         163,275        37,500
                                                                                              =======        ======


3.       PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION



         Profit on ordinary activities before taxation is after charging:

                                                                                                  1996          1995
                                                                                               (pound)       (pound)
         Depreciation written off tangible fixed assets:
           Own assets                                                                           7,573         7,515
         Auditors' remuneration                                                                   587           587
                                                                                                =====         =====

4.       DIVIDENDS


                                                                           1996                        1995
                                                                  Per share     Total          Per share     Total
                                                                   (pound)     (pound)          (pound)     (pound)

         Dividend paid and proposed                                 43.54       130,620            10        30,000
                                                                    =====       =======            ==        ======




                                                                               7



                                                      GUILDSOFT HOLDINGS LIMITED




NOTES TO THE ACCOUNTS
Year ended 30 September 1996


5.       TANGIBLE FIXED ASSETS



                                                                                 Land &      Fixtures
                                                                              buildings    & fittings         Total
                                                                               (pound)        (pound)       (pound)
         Cost
           At 1 October 1995                                                    300,725        35,000       335,725
           Additions                                                              4,348             -         4,348
                                                                                -------        ------       -------
           At 30 September 1996                                                 305,073        35,000       340,073
                                                                                -------        ------       -------

         Accumulated depreciation
           At 1 October 1995                                                      5,950         7,000        12,950
           Charge in year                                                         4,073         3,500         7,573
                                                                                 ------        ------        ------
           At 30 September 1996                                                  10,023        10,500        20,523
                                                                                 ------        ------        ------

         Net book value
           At 30 September 1996                                                 295,050        24,500       319,550
                                                                                =======        ======       =======

           At 30 September 1995                                                 294,775        28,000       322,775
                                                                                =======        ======       =======



6.       INVESTMENTS

         The company's investment in the subsidiary undertaking represents the cost of acquisition of 100% of the ordinary share capital of Guildsoft Limited of 3,000 shares of (pound)1 each, a company registered in England and Wales which imports and sells computer software.

         At 30 September 1996, the aggregate value of share capital and reserves of the subsidiary undertaking was (pound)102,437 and its loss for the year was (pound)148,054.


7.       CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR



                                                                                                 1996          1995
                                                                                              (pound)       (pound)

         Bank loans                                                                           234,180       239,380
                                                                                              =======       =======



8.       BORROWINGS


                                                                                                 1996          1995
                                                                                              (pound)       (pound)

         Bank loans                                                                           239,380       244,401
                                                                                              =======       =======

         Due within one year                                                                    5,200         5,021
         Due after more than one year                                                         234,180       239,380
                                                                                              -------       -------
                                                                                              239,380       244,401
                                                                                              =======       =======




                                                                               8



                                                      GUILDSOFT HOLDINGS LIMITED





NOTES TO THE ACCOUNTS
Year ended 30 September 1996




8.       BORROWINGS (continued)
                                                                                                 1996          1995
                                                                                              (pound)       (pound)
         Analysis of loan repayments:
         Bank loans
          Within one year or on demand                                                          5,200         5,021
          Between one and two years                                                             5,200         5,927
          Between two and five years                                                           15,600        28,476
          After five years                                                                    213,380       210,977
                                                                                              -------       -------
                                                                                              239,380       244,401
                                                                                              =======       =======
         Amounts  repayable  by  instalments  some of
          which  fall due after five years:
         Bank loans
          Total amount                                                                        239,380       244,401
          Instalments due after five years                                                    213,380       210,977
                                                                                              =======       =======


         Bank loans are secured on the freehold land and buildings.


9.       SHARE CAPITAL


                                                                                                       No         (pound)
         Authorised
         Ordinary shares of(pound)1                                                                  3,000         3,000
                                                                                                     -----         -----
         Allotted and fully paid
         Ordinary shares of(pound)1                                                                  3,000         3,000
                                                                                                     -----         -----


10.      COMBINED   RECONCILIATION  OF  MOVEMENTS  IN  SHAREHOLDERS'  FUNDS  AND
         STATEMENT OF MOVEMENTS ON RESERVES


                                                                   Called        Profit
                                                                 up share      and loss         Total         Total
                                                                  capital       account          1996          1995
                                                                  (pound)       (pound)        (pound)       (pound)

         At the beginning of the year                               3,000         5,935         8,935         3,062
         Profit attributable to members
          of the company                                                -       130,056       130,056        35,873
         Dividends                                                      -      (130,620)     (130,620)      (30,000)
                                                                   ------       -------       -------        ------
         At the end of the year                                     3,000         5,371         8,371         8,935
                                                                   ======       =======       =======        ======


11.      EVENT OCCURRING AFTER THE END OF YEAR

         The land, building, fixtures and fittings were all sold on 7 November 1996 realising a small profit and the loan secured on the property was discharged at book value. The ordinary shares of the company were acquired on 7 November 1996 by the Datawatch Corporation.


                                                                               9